UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): FEBRUARY 15, 2012

Mattersight Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27975	36-4304577
(Commission File Number)	(IRS Employer Identification No.)

200 S. Wacker Drive, Suite 820, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (877) 235-6925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

The following information, including the exhibits described below, are provided pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 15, 2012, Mattersight Corporation (“Mattersight”) announced its results of operations for the fourth quarter of 2011. A copy of the press release announcing Mattersight’s fourth quarter 2011 results is included as Exhibit 99.1 to this Form 8-K report and is incorporated by reference.

On February 15, 2012, Mattersight will host a conference regarding its fourth quarter 2011 results of operations. The presentation materials relating to that conference call are available on Mattersight’s website, www.mattersight.com, and are attached as Exhibit 99.2 to this report and are incorporated by reference.

Item 7.01.   Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

Item 9.01.   Financial Statements and Exhibits.

(a), (b), and (c) not applicable.

(d) Exhibits:

99.1	Press Release, dated February 15, 2012, announcing Mattersight’s fourth quarter 2011 results of operations (furnished herewith).

99.2	Power Point presentation delivered by Mattersight’s Chief Executive Officer and Chief Financial Officer on February 15, 2012 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                MATTERSIGHT CORPORATION

Date: February 15, 2012	By:	/S/ WILLIAM B. NOON
William B. Noon
Vice President and Chief Financial Officer